UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ackrell SPAC Partners I Co.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS OF ACKRELL SPAC PARTNERS I CO.

2093 Philadelphia Pike #1968
Claymont, DE 19703

SPECIAL MEETNG OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2022

Dear Ackrell SPAC Partners I Co. Stockholder:

You are cordially invited to attend a special meeting of Ackrell SPAC Partners I Co., a Delaware corporation (“Ackrell” or the “Company”), which will be held on Tuesday, June 21, 2022, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ackrellspac/2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares (including any shares included in subunits) will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated May 26, 2022, and is first being mailed to stockholders of the Company on or about that date. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend Ackrell’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Ackrell must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from June 23, 2022, or the “Termination Date”, to September 23, 2022 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Ackrell additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of December 22, 2021 (as it may be amended, the “Business Combination Agreement”), by and among Ackrell, North Atlantic Imports, LLC, a Utah limited liability company d/b/a Blackstone

Products (“Target”), Blackstone Products, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of Ackrell (“Newco”), Ackrell Merger Sub Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of Newco (“Merger Sub”), Roger Dahle, an individual residing in Utah and holder of certain membership interests in the Target (“Dahle”), and North Atlantic Imports, Inc., a business company formed under the laws of the British Virgin Islands (“NAI” and together with Dahle, the “Contributors”).

The Certificate of Incorporation provides that Ackrell currently has until June 23, 2022 to complete its initial business combination (the “Termination Date”). Ackrell’s board of directors (the “Board”) has determined that it is in the best interests of Ackrell to seek an extension of the Termination Date and have Ackrell’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination if needed. Ackrell will call a special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While Ackrell is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Ackrell stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Ackrell will have additional time to consummate the Business Combination. Without the Extension, Ackrell believes that there is some risk that Ackrell might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Ackrell would be precluded from completing the Business Combination and would be forced to liquidate even if Ackrell’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the stockholders of Ackrell at the Business Combination Special Meeting), Ackrell intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If Ackrell’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Ackrell intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Ackrell completes the Business Combination on or before June 21, 2022, it will cancel the Special Meeting and will not implement the Extension. If Ackrell does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting. Ackrell intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Certificate of Incorporation, the holders of Ackrell’s common stock, par value $0.0001 per share (the “Common Stock”), included in the public subunits (the “public subunits” or “subunits”) issued in Ackrell’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (defined below), the redemption price per share was approximately $10.30 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $142.1 million as of the Record Date (net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the public subunits on the Nasdaq Capital Market on the Record Date was $10.26. Accordingly, if the market price of the public subunits were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per public subunit than if the public subunit was sold in the open market. Ackrell cannot assure stockholders that they will be able to sell their public subunits in the open market, even if the market price per public subunit is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their public subunits. Ackrell believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Ackrell does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Ackrell SPAC Sponsors I LLC (the “Sponsor”) or its designees has agreed to loan to us (i) for the initial extension period ending July 23, 2022 (the “Initial Extension Period”), $0.03 for each public share that is not redeemed during such extension period (the “Initial Loan”), plus (ii) if the Business Combination is not consummated by July 23, 2022 or the end of any subsequent extension period (each extension period ending July 23, 2022 or thereafter being hereinafter referred to as an “Extension Period”) and the Board of Directors in its discretion accepts a request from the Sponsor, upon five days’ prior written notice to the Company, to extend the period during which the Company may complete the Business Combination (the “Business Combination Period”) for up to an additional month, an additional $0.03 for each Public Share that is not redeemed by the end of the current Extension Period, not later than seven calendar days following the beginning of the next Extension Period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”); provided that in no event shall an Extension Period end later than September 23, 2022. For example, if the Company takes until September 23, 2022 to complete the Business Combination, the Sponsor or its designees would make aggregate Loans of approximately $0.09 for each Public Share that is not redeemed resulting in aggregate Loans of approximately $1,242,000, assuming there are no redemptions during that period. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account not later than June 30, 2022, the seventh calendar day after the beginning of the Extension Period commencing June 24, 2022. Each Additional Loan will be deposited in the Trust Account within seven calendar days following the 24th day of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 23, 2022 to complete the Business Combination, the redemption amount per share at the Business Combination Special Meeting or the Company’s subsequent liquidation will be approximately $10.39 per share, in comparison to the current redemption amount of approximately $10.30 per share. The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Certificate of Incorporation. Our Board will have the sole discretion whether to extend the date by which the Company must complete the Business Combination at the request of our Sponsor and if our Board determines not to accept such request for an extension, the Sponsor’s obligation to make Additional Loans following such determination will terminate.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, June 23, 2022, as contemplated by and in accordance with the Certificate of Incorporation, Ackrell will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public subunits in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Ackrell but net of taxes payable, by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Ackrell’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Ackrell’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least a majority of all outstanding shares of Common Stock. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.

The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including Ackrell stockholders’ right to redeem the shares included in their subunits for a pro rata portion of the cash held in our Trust Account in connection with the Extension.    Throughout this proxy statement, references to the redemption of public shares are to the redemption of public subunits and references to the redemption price per share shall mean the redemption price per public subunit. See “Questions and Answers About the Special Meeting” for additional detail regarding the redemption process. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC SUBUNITS, OR (B) HOLD PUBLIC SUBUNITS THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SUBUNITS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SUBUNITS; AND (II) PRIOR TO 5:00 P.M., EASTERN TIME, ON JUNE 17, 2022, (A) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ACKRELL’S TRANSFER AGENT, THAT ACKRELL REDEEM YOUR PUBLIC SUBUNITS FOR CASH AND (B) DELIVER YOUR SUBUNIT CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF THE EXTENSION IS NOT APPROVED, THEN THE PUBLIC SUBUNITS WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF ACKRELL STOCKHOLDERS — REDEMPTION RIGHTS” IN THIS PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

The Board has fixed the close of business on May 16, 2022 (the “Record Date”) as the date for determining Ackrell’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. The holders of Common Stock may elect to redeem all or a portion of their shares in connection with the Special Meeting.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for the Business Combination Special Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of Ackrell and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Ackrell urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Ackrell SPAC Partners I Co.
/s/ Jason Roth
Jason Roth Chief Executive Officer May 26, 2022

Your vote is very important.    Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock as of the Record Date. Accordingly, if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Tuesday, June 21, 2022:    This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/ackrellspac/2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF ACKRELL SPAC PARTNERS I CO.
TO BE HELD ON JUNE 21, 2022

To the Stockholders of Ackrell SPAC Partners I Co.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Ackrell SPAC Partners I Co., a Delaware corporation (“Ackrell”), will be held on Tuesday, June 21, 2022, at 10:00 a.m., Eastern Time as a virtual meeting (the “Special Meeting”). You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/ackrellspac/2022. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated May 26, 2022 and is first being mailed to stockholders on or about that date:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend Ackrell’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Ackrell has to consummate a business combination (the “Extension”) from June 23, 2022 to September 23, 2022 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Ackrell additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of December 22, 2021 (as it may be amended, the “Business Combination Agreement”), by and among Ackrell, North Atlantic Imports, LLC, a Utah limited liability company d/b/a Blackstone Products (“Target”), Blackstone Products, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of Ackrell (“Newco”), Ackrell Merger Sub Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of the Newco (“Merger Sub”), Roger Dahle, an individual residing in Utah and holder of certain membership interests in the Target (“Dahle”), and North Atlantic Imports, Inc., a business company formed under the laws of the British Virgin Islands (“NAI” and together with Dahle, the “Contributors”).

The Certificate of Incorporation provides that Ackrell currently has until June 23, 2022 to complete its initial business combination (the “Termination Date”). Ackrell’s board of directors (the “Board”) has determined that it is in the best interests of Ackrell to seek an extension of the Termination Date and have Ackrell’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination if needed. Ackrell will call a special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While Ackrell is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Ackrell stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Ackrell will have additional time to consummate the Business Combination. Without the Extension, Ackrell believes that there is some risk that Ackrell might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Ackrell would be precluded from completing the Business Combination and would be forced to liquidate even if Ackrell’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the stockholders of Ackrell at the Business Combination Special Meeting), Ackrell intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If Ackrell’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Ackrell intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Ackrell completes the Business Combination on or before June 21, 2022, it will cancel the Special Meeting and will not implement the Extension. If Ackrell does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special

Meeting. Ackrell intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Certificate of Incorporation, the holders of Ackrell’s common stock, par value $0.0001 per share (the “Common Stock”) included in the public subunits issued in Ackrell’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (defined below), the redemption price per share was approximately $10.30 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $142.1 million as of the Record Date (net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the public subunits on the Nasdaq Capital Market on the Record Date was $10.26. Accordingly, if the market price of the public subunits were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per public subunit than if the public subunit was sold in the open market. Ackrell cannot assure stockholders that they will be able to sell their public subunits in the open market, even if the market price per public subunit is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their public subunits. Ackrell believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Ackrell does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Ackrell SPAC Sponsors I LLC (the “Sponsor”) or its designees has agreed to loan to us (i) for the initial extension period ending July 23, 2022 (the “Initial Extension Period”), $0.03 for each public share that is not redeemed during such extension period (the “Initial Loan”), plus (ii) if the Business Combination is not consummated by July 23, 2022 or the end of any subsequent extension period (each extension period ending July 23, 2022 or thereafter being hereinafter referred to as an “Extension Period”) and the Board of Directors in its discretion accepts a request from the Sponsor, upon five days’ prior written notice to the Company, to extend the period during which the Company may complete the Business Combination (the “Business Combination Period”) for up to an additional month, an additional $0.03 for each Public Share that is not redeemed by the end of the current Extension Period, not later than seven calendar days following the beginning of the next Extension Period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”); provided that in no event shall an Extension Period end later than September 23, 2022. For example, if the Company takes until September 23, 2022 to complete the Business Combination, the Sponsor or its designees would make aggregate Loans of approximately $0.09 for each Public Share that is not redeemed resulting in aggregate Loans of approximately $1,242,000, assuming there are no redemptions during that period. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account not later than June 30, 2022, the seventh calendar day after the beginning of the Extension Period commencing June 24, 2022. Each Additional Loan will be deposited in the Trust Account within seven calendar days following the 24th day of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 23, 2022 to complete the Business Combination, the redemption amount per share at the Business Combination Special Meeting or the Company’s subsequent liquidation will be approximately $10.39 per share, in comparison to the current redemption amount of approximately $10.30 per share. The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Certificate of Incorporation. Our Board will have the sole discretion whether to extend the date by which the Company must complete the Business Combination at the request of our Sponsor and if our Board determines not to accept such request for an extension, the Sponsor’s obligation to make Additional Loans following such determination will terminate.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, June 23, 2022, as contemplated by and in accordance with the Certificate of Incorporation, Ackrell will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public subunits in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Ackrell, but net of taxes payable, by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Ackrell’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Ackrell’s obligations under the General Corporation Law of the State of Delaware, as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC SUBUNITS, OR (B) HOLD PUBLIC SUBUNITS THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SUBUNITS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SUBUNITS; AND (II) PRIOR TO 5:00 P.M., EASTERN TIME, ON JUNE 17, 2022, (A) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ACKRELL’S TRANSFER AGENT, THAT ACKRELL REDEEM YOUR PUBLIC SUBUNITS FOR CASH AND (B) DELIVER YOUR SUBUNIT CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF THE EXTENSION IS NOT APPROVED, THEN THE PUBLIC SUBUNITS WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF ACKRELL STOCKHOLDERS — REDEMPTION RIGHTS” IN THIS PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least a majority of all outstanding shares of Common Stock.

Record holders of Common Stock at the close of business on May 16, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 18,169,000 issued and outstanding shares of Common Stock. Ackrell’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Ackrell urges you to read this material carefully and vote your shares.

This proxy statement is dated May 26, 2022 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Ackrell SPAC Partners I Co.
/s/ Jason Roth
Jason Roth Chief Executive Officer

i

EXPLANATORY NOTE

Throughout this proxy statement, unless otherwise indicated or the context otherwise requires, all references to the redemption of Public Shares are to the redemption of public subunits, and all references to the redemption price per share shall mean the redemption price per public subunit.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Ackrell’s current views with respect to, among other things, Ackrell’s pending Business Combination, its capital resources and results of operations. Likewise, Ackrell’s financial statements and all of Ackrell’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Ackrell’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Ackrell does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Ackrell’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Common Stock and other securities of Ackrell;

•        the use of funds not held in the Trust Account (as described herein) or available to Ackrell from interest income on the Trust Account balance; and

•        the competitive environment in which the Company will operate following the Business Combination.

While forward-looking statements reflect Ackrell’s good faith beliefs, they are not guarantees of future performance. Ackrell disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Ackrell’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Ackrell’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports Ackrell files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form S-4 filed with the SEC by Newco (as amended from time to time, the “Business Combination Registration Statement”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Ackrell (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Ackrell stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

Q:     Why am I receiving this proxy statement?

A:     Ackrell is a blank check company incorporated as a Delaware corporation on September 11, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 23, 2020, Ackrell consummated its initial public offering (“initial public offering” or “IPO”) of 13,800,000 Units, each consisting of one subunit (“subunit” or “public subunit”) and one-half of one redeemable warrant (“public unit warrants”). Each subunit consists of one share of Common Stock (“Public Shares”) and one-half of one warrant (“public subunit warrants”, and together with the public unit warrants, the “public warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $138,000,000. Like most blank check companies, Ackrell’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

Ackrell believes that it is in the best interests of Ackrell’s stockholders to continue Ackrell’s existence until the Extended Date, if necessary, in order to allow Ackrell additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:     Ackrell stockholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend Ackrell’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Ackrell has to consummate a business combination (the “Extension”) from June 23, 2022 to September 23, 2022 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:     Why is Ackrell proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     Ackrell’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Ackrell additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

While Ackrell is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Ackrell stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Ackrell will have additional time to consummate the Business Combination. Without the Extension, Ackrell believes that there is some risk that Ackrell might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Ackrell would be precluded from completing the Business Combination and would be forced to liquidate even if Ackrell’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business

Combination Agreement (including, without limitation, receipt of the approval of the stockholders of Ackrell at the Business Combination Special Meeting), Ackrell intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Ackrell believes that given Ackrell’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Ackrell is in the best position possible to consummate the Business Combination and that it is in the best interests of Ackrell’s stockholders that Ackrell obtain the Extension, if needed. Ackrell believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 23, 2021 and the Business Combination Registration Statement.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Ackrell stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of Ackrell stockholders and the solicitation of proxies from Ackrell stockholders in connection with such separate Business Combination Special Meeting, and the related right of Ackrell stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of the Business Combination Registration Statement. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.

Public stockholders may elect (the “Election”) to redeem their public shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us but net of taxes payable, divided by the number of then outstanding public shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $142.1 million that was in the Trust Account as of May 16, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock as of the Record Date. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Ackrell believes stockholders will benefit from Ackrell consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Ackrell has to complete a business combination until the Extended Date. The Extension would give Ackrell additional time to complete the Business Combination.

The Board believes that it is in the best interests of Ackrell’s stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Ackrell will have additional time to consummate the Business Combination. Without the Extension, Ackrell believes that there is some risk that Ackrell might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Ackrell would be precluded from completing the Business Combination and would be forced to liquidate even if Ackrell’s stockholders are otherwise in favor of consummating the Business Combination.

Ackrell believes that given Ackrell’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Ackrell is in the best position possible to consummate the Business Combination and that it is in the best interests of Ackrell’s stockholders that Ackrell obtain the Extension if needed. Ackrell believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 23, 2021 and the Business Combination Registration Statement.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Ackrell’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board abandon the Extension Amendment Proposal?

A:     Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

A.     If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Ackrell SPAC Sponsors I LLC (the “Sponsor”) or its designees has agreed to loan to us (i) for the initial extension period ending July 23, 2022 (the “Initial Extension Period”), $0.03 for each public share that is not redeemed during such extension period (the “Initial Loan”), plus (ii) if the Business Combination is not consummated by July 23, 2022 or the end of any subsequent extension period (each extension period ending July 23, 2022 or thereafter being hereinafter referred to as an “Extension Period”) and the Board of Directors in its discretion accepts a request from the Sponsor, upon five days’ prior written notice to the Company, to extend the period during which the Company may complete the Business Combination (the “Business Combination Period”) for up to an additional month, an additional $0.03 for each Public Share that is not redeemed by the end of the current Extension Period, not later than seven calendar days following the beginning of the next Extension Period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”); provided that in no event shall an Extension Period end later than September 23, 2022. For example, if the Company takes until September 23, 2022 to complete the Business Combination, the Sponsor or its designees would make aggregate Loans of approximately $0.09 for each Public Share that is not redeemed resulting in aggregate Loans of approximately $1,242,000, assuming there are no redemptions during that period. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account not later than June 30, 2022, the seventh calendar day after the beginning of the Extension Period commencing June 24, 2022. Each Additional Loan will be deposited in the Trust Account within seven calendar days following the 24th day of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 23, 2022 to complete the Business Combination, the redemption amount per share at the Business Combination Special Meeting or the Company’s subsequent liquidation will be approximately $10.39 per share, in comparison to the current redemption amount of approximately $10.30 per share. The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Certificate of Incorporation. Our Board will have the sole discretion whether to extend the date by which the Company must complete the Business Combination at the request of our Sponsor and if our Board determines not to accept such request for an extension, the Sponsor’s obligation to make Additional Loans following such determination will terminate.

Q:     How will the Sponsor and Ackrell’s directors and officers vote?

A:     The Sponsor and Ackrell’s directors and officers have advised Ackrell that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and Ackrell’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and Ackrell’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,920,000 shares of Common Stock held by the Sponsor and the officers and directors of Ackrell, representing approximately 21.6% of Ackrell’s issued and outstanding shares of Common Stock.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Ackrell may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof, and the Business Combination is not consummated on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Ackrell will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public subunits in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Ackrell, but net of taxes payable, by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Ackrell’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

The Sponsor and the officers and directors of Ackrell waived their rights to participate in any liquidation distribution with respect to the 3,920,000 shares of Common Stock held by them. There will be no distribution from the Trust Account with respect to Ackrell’s warrants, which will expire worthless in the event Ackrell dissolves and liquidates the Trust Account. Ackrell will pay any costs from its remaining assets outside of the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     On December 22, 2021, we entered into the Business Combination Agreement with respect to the Business Combination. We are seeking the Extension Amendment to provide us with additional time to complete the Business Combination. Our efforts to complete the Business Combination will involve:

•        completing proxy materials;

•        establishing a meeting date and record date for the Business Combination Special Meeting, and distributing proxy materials to stockholders;

•        attempting to ensure that the conditions to the closing of the Business Combination are satisfied; and

•        holding the Business Combination Special Meeting.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to June 23, 2022. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least a majority of the Common Stock outstanding as of the Record Date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Units, subunits, Common Stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor and our directors and our officers as a result of their ownership of shares of Common Stock.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

A:     Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination at the Business Combination Special Meeting if you are a stockholder on the record date for the Business Combination Special Meeting. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the Business Combination Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If Ackrell’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Ackrell intends to use its best efforts to complete the Business Combination on or before the Termination Date. If Ackrell completes the Business Combination on or before June 21, 2022, it will cancel the Special Meeting and will not implement the Extension. If Ackrell does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting. Ackrell intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to Ackrell’s Secretary to Ackrell SPAC Partners I Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703, Attn: Secretary, so that it is received by Ackrell’s Secretary on or before the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Ackrell’s Secretary, which must be received by Ackrell’s Secretary on or before the Special Meeting.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at a majority of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Q:     How do I attend the Special Meeting?

A:     As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below.

Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 1235070#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

Q:     What constitutes a quorum at the Special Meeting?

A:     A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be present, in person or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions (but not broker non-votes) will be counted as present for the purpose of determining a quorum, but if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established. The Sponsor and our current officers and directors, who currently own approximately 21.6% of the issued and outstanding shares of Common Stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting to a later date or dates. As of the Record Date for the Special Meeting, 9,084,501 shares of Common Stock would be required to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of shares of Common Stock on May 16, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals online, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Ackrell and its stockholders. The Board recommends that Ackrell’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Ackrell and its stockholders and recommends that Ackrell’s stockholders vote “FOR” the Adjournment Proposal.

Q:     What interests do Ackrell’s directors and officers have in the approval of the Extension Amendment Proposal?

A.     Ackrell’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, through the Sponsor, of shares of Common Stock and warrants that may become exercisable in the future. In addition, Ackrell Capital LLC, of which Michael Ackrell, our Chairman of the Board, is the managing member, would receive a fee for serving as financial adviser to the Target in the amount of approximately $24.6 million of which 50% may be paid to Ackrell Capital in the form of shares of Newco common stock, upon consummation of the Business Combination;. See the section entitled “Special Meeting of Ackrell Stockholders — Interests of the Sponsor and Ackrell’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Ackrell’s stockholders in connection with the Extension Amendment Proposal under the DGCL.

Q:     If I am a Public Warrant holder, can I exercise redemption rights with respect to my public warrants?

A:     No. The holders of warrants issued in connection with Ackrell’s initial public offering which are exercisable for one share of Common Stock at an exercise price of $11.50 per share of Common Stock have no redemption rights with respect to such public warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     A holder of Public Shares may exercise redemption rights regardless of whether it votes for or against the Extension Amendment Proposal or does not vote on such proposal at all, or if it is a holder of Public Shares on the Record Date. If you are a holder of Public Shares and wish to exercise your redemption rights, you must demand in writing that Ackrell convert your Public Shares into cash and deliver your subunit certificates (if any) and other redemption forms to Ackrell’s transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) System no later than two (2) business days prior to the Special Meeting. Any holder of Public Shares seeking redemption will be entitled to their pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $142.1 million, or $10.30 per share, as of the Record Date, net of taxes payable). Such amount will be paid promptly upon consummation of the Extension.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to Ackrell unless the Board of Directors of Ackrell determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you deliver your subunit certificates (if any) and other redemption forms for redemption to Ackrell’s transfer agent and later decide not to elect redemption prior to the time the Company effectuates the Extension, you may request that Ackrell’s transfer agent return the shares (physically or electronically). You may make such request by contacting Ackrell’s transfer agent at the address listed at the end of this section.

Any written demand of redemption rights must be received by Ackrell’s transfer agent at least two (2) business days prior to the vote taken on the Extension Amendment Proposal at the Special Meeting. No demand for redemption will be honored unless the holder’s subunit certificates (if any) and other redemption forms have been delivered (either physically or electronically) to the transfer agent.

If you are a holder of Public Shares (through your ownership of public subunits) and you exercise your redemption rights, it will result in the loss of your public subunit warrants contained in the public subunits that are redeemed, but will not result in the loss of any public unit warrants that you may hold directly (including those contained in any unseparated Units you hold).

Q:     What should I do if I receive more than one set of voting materials for the Special Meeting?

A:     You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:     Ackrell will pay the cost of soliciting proxies for the Special Meeting. Ackrell has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. Ackrell will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of Ackrell may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Ackrell SPAC Partners I Co.
2093 Philadelphia Pike #1968
Claymont, DE 19703
Attention: Steve Cannon
Email: steve@spacpartners.com

You may also contact the proxy solicitor for Ackrell at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

To obtain timely delivery, Ackrell stockholders must request the materials no later than June 14, 2022, or five business days prior to the date of the Special Meeting. You may also obtain additional information about Ackrell from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you must demand in writing that Ackrell convert your public shares into cash and deliver your subunit certificates (if any) and other redemption forms to Ackrell’s transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) System on or before 5:00 p.m., Eastern Time, on June 17, 2022 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” unless you have already done so in connection with the Business Combination Special Meeting. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the Transfer Agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

BACKGROUND

General

Ackrell is a blank check company formed as a Delaware corporation on September 11, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 23, 2020, Ackrell consummated its initial public offering (the “initial public offering”) of 13,800,000 Units, which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one subunit and one-half of one public warrant, with each whole public warrant entitling the holder thereof to purchase one share of common stock of the Company, par value $0.0001 per share, for $11.50 per share. Each public subunit consists of one share of common stock and one-half of one public warrant. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $138,000,000. Simultaneously with the closing of the initial public offering, Ackrell completed the private placement of an aggregate of 539,000 Units (the “private units”) to the Sponsor and EarlyBirdCapital, Inc. (“EBC”) (470,000 private units to the Sponsor and 69,000 private units to EBC) at a purchase price of $10.00 per private unit, generating gross proceeds to the Company of $5,390,000. The private units (and underlying securities) are identical to the public Units (and underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statements in connection with the initial public offering that became effective on December 21, 2020.

Upon the closing of the initial public offering and private placement, $139,380,000 ($10.10 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the private placement was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”).

The Proposed Business Combination

As previously announced, we entered into the Business Combination Agreement on December 22, 2021. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before June 23, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before June 23, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 23, 2021 and the Business Combination Registration Statement.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond June 23, 2022 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect Ackrell stockholders from having to sustain their investments for an unreasonably long period if Ackrell failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

SPECIAL MEETING OF ACKRELL STOCKHOLDERS

This proxy statement is being provided to Ackrell stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Ackrell Stockholders to be held on Tuesday, June 21, 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May 26, 2022 to all stockholders of record of Ackrell as of May 16, 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on Tuesday, June 21, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/ackrellspac/2022. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our Common Stock as of the close of business on the Record Date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/ackrellspac/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Proposals at the Special Meeting

At the Special Meeting, Ackrell stockholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend Ackrell’s amended and restated Certificate of Incorporation to extend the date by which Ackrell has to consummate a business combination (the “Extension”) from June 23, 2022 to September 23, 2022 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

As a stockholder of Ackrell, you have a right to vote on certain matters affecting Ackrell. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on May 16, 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record

Date, there were 18,169,000 issued and outstanding shares of Common Stock, of which 13,800,000 are shares included in the public subunits held by Ackrell public stockholders, 3,920,000 are shares held by the Sponsor and officers and directors of Ackrell, and 449,000 shares held by EBC.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, an Ackrell stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, an Ackrell stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that Ackrell will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If Ackrell fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, Ackrell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

If Ackrell’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Ackrell intends to complete the Business Combination on or before the Termination Date. If Ackrell completes the Business Combination on or before June 21, 2022, it will cancel the Special Meeting and will not implement the Extension. If Ackrell does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting. Ackrell intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Advantage Proxy, Inc., Ackrell’s proxy solicitor, at (877) 870-8565.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Ackrell SPAC Sponsors I LLC (the “Sponsor”) or its designees has agreed to loan to us (i) for the initial extension period ending July 23, 2022 (the “Initial Extension Period”), $0.03 for each public share that is not redeemed during such extension period (the “Initial Loan”), plus (ii) if the Business Combination is not consummated by July 23, 2022 or the end of any subsequent extension period (each extension period ending July 23, 2022 or thereafter being hereinafter referred to as an “Extension Period”) and the Board of Directors in its discretion accepts a request from the Sponsor, upon five days’ prior written notice to the Company, to extend the period during which the Company may complete the Business Combination (the “Business Combination Period”) for up to an additional month, an additional $0.03 for each Public Share that is not redeemed by the end of the current Extension Period, not later than seven calendar days following the beginning of the next Extension Period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”); provided that in no event shall an Extension Period end later than September 23, 2022. For example, if the Company takes until September 23, 2022 to complete the Business Combination, the Sponsor or its designees would make aggregate Loans of approximately $0.09 for each Public Share that is not redeemed resulting in aggregate Loans of approximately $1,242,000, assuming there are no redemptions during that period. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account not later than June 30, 2022, the seventh calendar day after the beginning of the Extension Period commencing June 24, 2022. Each Additional Loan will be deposited in the Trust Account within seven calendar days following the 24th day of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 23, 2022 to complete the Business Combination, the redemption amount per share at the Business Combination Special Meeting or the Company’s subsequent liquidation will be approximately $10.39 per share, in comparison to the current redemption amount of approximately $10.30 per share. The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Certificate of Incorporation. Our Board will have the sole discretion whether to extend the date by which the Company must complete the Business Combination at the request of our Sponsor and if our Board determines not to accept such request for an extension, the Sponsor’s obligation to make Additional Loans following such determination will terminate.

You will be entitled to receive cash for any public subunits to be redeemed in connection with the Extension Amendment Proposal only if you:

(i)     (a) hold public subunits, or

(b) hold public subunits through units and you elect to separate your units into the underlying public subunits prior to exercising your redemption rights with respect to the public subunits; and

(ii)    prior to 5:00 p.m., Eastern Time, on June 17, 2022, (a) submit a written request to Continental that Ackrell redeem your public subunits for cash and (b) deliver your subunit certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of outstanding Units must separate the Units into their individual component parts prior to exercising redemption rights with respect to the public subunits. The holder must deliver the certificate for its Units to Continental (if the Units are registered in the holder’s own name) or to its broker dealer, commercial bank, trust company or other nominee (if the Units are held in “street name”), as applicable, with written instructions to separate the Units into their individual component parts. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder of the public subunits may then exercise his, her or its redemption rights upon the separation of the public subunits from the Units.

Holders of public subunits do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such public subunits as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these public subunits will not be redeemed for cash. If a holder of public subunits properly demands redemption, delivers his, her or its subunit certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each public subunit for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $10.30 per share. If a holder of public subunits exercises his, her or its redemption rights, then such holder will be exchanging his, her or its public subunits for cash and will no longer own securities of Ackrell.

If you are a holder of Public Shares (through your ownership of public subunits) and you exercise your redemption rights, it will result in the loss of your warrants contained in the public subunits, but will not result in the loss of any separated warrants that you may hold directly (including those contained in any Units you hold and do not tender for redemption).

Holders may demand redemption by delivering their subunit certificates (if any) and other redemption forms, either physically or electronically using Depository Trust Company’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to the Company unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which the Board may do in whole or in part).

Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our subunits on May 16, 2022, the Record Date, was $10.26 per subunit. The cash held in the Trust Account on such date was approximately $142.1 million, or $10.30 per public share. Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of Ackrell, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Ackrell does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Ackrell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Ackrell’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Ackrell stockholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to Ackrell stockholders. Ackrell stockholders seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the Business Combination Registration Statement.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC SUBUNITS, OR (B) HOLD PUBLIC SUBUNITS THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SUBUNITS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SUBUNITS; AND (II) PRIOR TO 5:00 P.M., EASTERN TIME, ON JUNE 17, 2022, (A) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ACKRELL’S TRANSFER AGENT, THAT ACKRELL REDEEM YOUR PUBLIC SUBUNITS FOR CASH AND (B) DELIVER YOUR SUBUNIT CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS PROXY STATEMENT. IF THE EXTENSION IS NOT APPROVED, THEN THE PUBLIC SUBUNITS WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on June 17, 2022 (two business days before the Special Meeting), you must elect either to physically tender your subunit certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on June 17, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical subunit certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on June 17, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your subunit certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June 17, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Appraisal Rights

There are no appraisal rights available to Ackrell’s stockholders in connection with the Extension Amendment Proposal under the DGCL.

Proxy Solicitation Costs

Ackrell is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Ackrell has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. Ackrell and its directors, officers and employees may also solicit proxies in person. Ackrell will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Ackrell will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Ackrell will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Ackrell stockholders. Directors, officers and employees of Ackrell who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Ackrell’s Directors and Officers

When you consider the recommendation of the Board, Ackrell stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Ackrell stockholders that they approve the Extension Amendment Proposal. Ackrell stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved and Ackrell does not consummate a business combination on or before the Termination Date, as contemplated by Ackrell’s initial public offering prospectus and in accordance with the Certificate of Incorporation, the shares of Common Stock held by the Sponsor and certain directors of Ackrell will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 470,000 private placement warrants (the “Private Placement Warrants”) included in the private units purchased in connection with the IPO and the 50,000 shares acquired by two of Ackrell’s directors. Assuming such shares of Common Stock have a value equal to Public Shares, such shares of Common Stock would have had an aggregate market value of approximately $40.22 million based on the last sale price of $10.26 of the public subunits on the Nasdaq Capital Market on May 16, 2022;

•        the fact that the Sponsor and Ackrell’s directors and officers have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a proposed initial business combination;

•        the fact that the Sponsor and Ackrell’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the 3,920,000 shares of Common Stock held by them if Ackrell fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;

•        Ackrell Capital LLC, of which Michael Ackrell, our Chairman of the Board, is the managing member, would receive a fee for serving as financial adviser to the Target in the amount of approximately $24.6 million of which 50% may be paid to Ackrell Capital in the form of shares of Newco common stock, upon consummation of the Business Combination;

•        the fact that, at the option of the Sponsor, any amounts outstanding under any loans made by the Sponsor or any of its affiliates to Ackrell in an aggregate amount up to $1,500,000 may be converted into warrants to purchase shares of Common Stock;

•        the right of the Sponsor to hold common shares of Newco following the Business Combination, subject to certain lock-up periods;

•        the potential continued board roles of certain of Ackrell’s existing directors in Newco;

•        the continued indemnification of Ackrell’s existing directors and officers and the continuation of Ackrell’s directors’ and officers’ liability insurance after the Business Combination;

•        the fact that the Sponsor and Ackrell’s officers and directors will lose their entire investment in Ackrell and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and

•        if the Trust Account is liquidated, including in the event Ackrell’s is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Ackrell to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Ackrell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Ackrell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Additionally, if the Extension Amendment Proposal is approved and Ackrell consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Ackrell is proposing to amend its Certificate of Incorporation to extend the date by which Ackrell has to consummate a business combination to the Extended Date so as to give Ackrell additional time to complete the Business Combination. A copy of the proposed amendment to the Certificate of Incorporation of Ackrell is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under Ackrell’s Certificate of Incorporation.

While Ackrell is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Ackrell stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Ackrell will have additional time to consummate the Business Combination. Without the Extension, Ackrell believes that there is some risk that Ackrell might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Ackrell would be precluded from completing the Business Combination and would be forced to liquidate even if Ackrell’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the stockholders of Ackrell at the Business Combination Special Meeting), Ackrell intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Ackrell believes that given Ackrell’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Ackrell is in the best position possible to consummate the Business Combination and that it is in the best interests of Ackrell’s stockholders that Ackrell obtain the Extension if needed. Ackrell believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 23, 2021 and the Business Combination Registration Statement.

As contemplated by the Certificate of Incorporation, the holders of Ackrell’s Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if Ackrell has not completed a business combination by the Extended Date.

On the Record Date, the redemption price per share was approximately $10.30 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $142.1 million as of the Record Date (net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the public subunits on the Nasdaq Capital Market on the Record Date was $10.26. Accordingly, if the market price of the public subunits were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 more per public subunit than if the public subunit was sold in the open market. Ackrell cannot assure stockholders that they will be able to sell their public subunits in the open market, even if the market price per public subunit is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their public subunits. Ackrell believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Ackrell does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Ackrell’s Certificate of Incorporation provides that Ackrell currently has until June 23, 2022 to complete an initial business combination. The purpose of the Extension Amendment is to allow Ackrell more time to complete its initial business combination.

As previously announced, we entered into the Business Combination Agreement on December 22, 2021. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before June 23, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before June 23, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 23, 2021 and the Business Combination Registration Statement.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond June 23, 2022 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect Ackrell stockholders from having to sustain their investments for an unreasonably long period if Ackrell failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Ackrell will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public subunits in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Ackrell, but net of taxes payable, by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Ackrell’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers and directors of Ackrell have waived their rights to participate in any liquidation distribution with respect to the 3,920,000 shares of Common Stock held by them. There will be no distribution from the Trust Account with respect to Ackrell’s warrants, which will expire worthless in the event Ackrell dissolves and liquidates the Trust Account. Ackrell will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Ackrell intends to file an amendment to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Ackrell will then continue to attempt to consummate a business combination until the Extended Date. Ackrell will remain a reporting company under the Securities Exchange Act of 1934 and its Units, subunits, Common Stock and public warrants will remain publicly traded during this time.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Ackrell SPAC Sponsors I LLC (the “Sponsor”) or its designees has agreed to loan to us (i) for the initial extension period ending July 23, 2022 (the “Initial Extension Period”), $0.03 for each public share that is not redeemed during such extension period (the “Initial Loan”), plus (ii) if the Business Combination is not consummated by July 23, 2022 or the end of any subsequent extension period (each extension period ending July 23, 2022 or thereafter being hereinafter referred to as an “Extension Period”) and the Board of Directors in its discretion accepts a request from the Sponsor, upon five days’ prior written notice to the Company, to extend the period during which the Company may complete the Business Combination (the “Business Combination Period”) for up to an additional month, an additional $0.03 for each Public Share that is not redeemed by the end of the current Extension Period, not later than seven calendar days following the beginning of the next Extension Period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”); provided that in no event shall an Extension Period end later than September 23, 2022. For example, if the Company takes until September 23, 2022 to complete the Business Combination, the Sponsor or its designees would make aggregate Loans of approximately $0.09 for each Public Share that is not redeemed resulting in aggregate Loans of approximately $1,242,000, assuming there are no redemptions during that period. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account not later than June 30, 2022, the seventh calendar day after the beginning of the Extension Period commencing June 24, 2022. Each Additional Loan will be deposited in the Trust Account within seven calendar days following the 24th day of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 23, 2022 to complete the Business Combination, the redemption amount per share at the Business Combination Special Meeting or the Company’s subsequent liquidation will be approximately $10.39 per share, in comparison to the current redemption amount of approximately $10.30 per share. The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Certificate of Incorporation. Our Board will have the sole discretion whether to extend the date by which the Company must complete the Business Combination at the request of our Sponsor and if our Board determines not to accept such request for an extension, the Sponsor’s obligation to make Additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Ackrell stockholders on the Business Combination will occur at the separate Business Combination Special Meeting, and the solicitation of proxies from Ackrell stockholders in connection with such separate Business Combination Special Meeting, and the related right of Ackrell stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of the Business Combination Registration Statement.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $142.1 million held in the Trust Account as of May 16, 2022.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to Ackrell’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in Ackrell’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public subunits (consisting of a Public Share and a public subunit warrant). As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one public subunit and one public unit warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Ackrell securities as capital assets within the meaning of Section 1221 of the Code.

This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

•        banks or financial institutions;

•        insurance companies;

•        brokers, dealers or traders in securities, commodities or currencies;

•        traders that elect to use a mark-to-market method of accounting;

•        persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        U.S. expatriates or former long-term residents of the United States;

•        partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•        S corporations;

•        regulated investment companies;

•        real estate investment trusts;

•        grantor trusts;

•        persons whose Public Shares are subject to a liability;

•        persons holding founder shares or Private Placement Warrants;

•        persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

•        Non-U.S. Holders (as defined below); and

•        tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and public warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a U.S. person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a public subunit (including the public subunit’s underlying securities), the cost of such Unit must be allocated among the securities underlying the public subunit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the public subunit warrant underlying the public subunit ant the one public unit warrant generally should be the holder’s tax basis in such Public Share, public subunit warrant and such public unit warrant. The foregoing treatment of the Public Shares and public warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS or the courts will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from Ackrell. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Ackrell’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraph. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that Ackrell pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that Ackrell pays to you that is treated as a dividend generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning public warrants) relative to all of Ackrell’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in Ackrell or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Ackrell stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of Ackrell’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of Ackrell’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of Ackrell’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in Ackrell. Whether the redemption will result in a meaningful reduction in your proportionate interest in Ackrell will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your public warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of Ackrell’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

Ackrell or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide Ackrell or its paying agent with a correct taxpayer identification number, (ii) Ackrell or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) Ackrell or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to Ackrell or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Ackrell is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) above, Ackrell would be classified as a U.S. real property holding corporation if the fair market value of Ackrell’s “U.S. real property interests” equal or exceed 50 percent of the sum of the fair market value of Ackrell’s worldwide real property interests plus Ackrell’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As Ackrell has generally only held cash, cash equivalents and government securities since its inception, Ackrell does not believe that it is or has ever been a U.S. real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions Ackrell makes to you with respect to Public Shares, to the extent paid out of Ackrell’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, Ackrell would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

FATCA

FATCA imposes a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

Ackrell and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of Ackrell and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by Ackrell would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Ackrell once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ACKRELL STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Ackrell’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond June 23, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Ackrell’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ACKRELL STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 16, 2022, the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 18,169,000 shares of our Common Stock outstanding as of May 16, 2022. The table below does not include the shares of Common Stock underlying the private subunit warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock
Michael K. Ackrell(2)	—		—
Shannon Soqui(2)	—		—
Jason M. Roth(2)	—		—
Stephen N. Cannon(3)	3,870,000		21.3%
Long Long(2)	—		—
William A. Lamkin	25,000		*
Daniel L. Sheehan(2)	25,000		*
All directors and executive officers as a group (seven individuals)	3,920,000	(3)	21.6%
5% and Greater Beneficial Owners
Ackrell SPAC Sponsors I LLC(3)	3,870,000		21.3%
Mizuho Financial Group, Inc.(4)	1,150,000		6.33%
Basso SPAC Fund LLC(5)	994,246		5.47%
Feis Equities LLC(6)	1,183,825		6.52%

____________

*         Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 2093 Philadelphia Pike #1968, Claymont, DE 19703.

(2)      Does not include any securities held by Ackrell SPAC Sponsors I LLC, of which each person is a direct or indirect member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Represents securities held by Ackrell SPAC Sponsors I LLC, our Sponsor, of which Stephen N. Cannon is sole managing member. Mr. Cannon disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2022, the listed securities are owned by Mizuho Financial Group, Inc., a Japanese corporation, with three subsidiaries, Mizuho Bank, Ltd, Mizuho Americas LLC, and Mizuho Securities USA LLC. Shigeru Umekawa is the managing director. The business address of each such person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(5)      According to a Schedule 13G/A filed with the SEC on February 11, 2022, the listed securities are owned by one or more private funds, including Basso SPAC Fund LLC (“Basso SPAC”), managed by Basso Management, LLC (“Basso Management”). Basso Capital Management, L.P. (“BCM”) serves as the investment manager of Basso SPAC. Basso GP, LLC (“Basso GP”) is the general partner of BCM. Mr. Howard I. Fischer is the principal portfolio manager for Basso SPAC, the chief executive officer and a founding managing partner of BCM, and a member of each of Basso Management and Basso GP. The business address of each such person is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

(6)      According to a Schedule 13G filed with the SEC on March 2, 2022, the listed securities are owned by Feis Equities LLC, a limited liability company organized in the State of Illinois, USA. Lawrence M. Feis is the managing member. The business address of each such person is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

FUTURE STOCKHOLDER PROPOSALS

If the Business Combination is consummated, you will be entitled to attend and participate in Newco’s annual meetings of stockholders. If Newco holds a 2022 annual meeting of stockholders, it will provide notice of or otherwise publicly disclose the date on which the 2022 annual meeting will be held.

HOUSEHOLDING INFORMATION

Unless Ackrell has received contrary instructions, Ackrell may send a single copy of this proxy statement to any household at which two or more stockholders reside if Ackrell believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Ackrell’s expenses. However, if stockholders prefer to receive multiple sets of Ackrell’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Ackrell’s disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact Ackrell at the following address and e-mail address:

Ackrell SPAC Partners I Co.
2093 Philadelphia Pike #1968
Claymont, DE 19703
Attention: Steve Cannon
Email: steve@spacpartners.com

•        if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Ackrell files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Ackrell’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Ackrell’s filings with the SEC (excluding exhibits) at no cost by contacting Ackrell at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Ackrell’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Ackrell at the following address and e-mail address:

Ackrell SPAC Partners I Co.
2093 Philadelphia Pike #1968
Claymont, DE 19703
Attention: Steve Cannon
Email: steve@spacpartners.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Ackrell’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an Ackrell stockholder and would like to request documents, please do so by June 14, 2022, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from Ackrell, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACKRELL SPAC PARTNERS I CO.

Pursuant to Section 242 of the
Delaware General Corporation Law

1.      The undersigned, being a duly authorized officer of ACKRELL SPAC PARTNERS I CO. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.      The name of the Corporation is Ackrell SPAC Partners I Co.

3.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 11, 2018, and amendment to the Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 30, 2019, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 21, 2020.

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Paragraph (F) of Article SIXTH is hereby amended and restated to read in full as follows:

F. In the event that the Corporation does not consummate a Business Combination by June 23, 2022 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (as the same may be extended in accordance with the provisions of this Section F, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Subunits for cash for a redemption price per share equal to the amount then held in the Trust Account, but net of taxes payable, divided by the total number of IPO Subunits then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In the event that the Corporation has not consummated an initial Business Combination by June 23, 2022, the Board of Directors, in its discretion, if requested by Ackrell SPAC Sponsors I LLC, the sponsor of the Corporation (the “Sponsor”), upon five days prior written notice to the Corporation, may extend the Termination Date on up to three occasions for up to an additional month, but in no event to a date later than September 23, 2022, provided that the Sponsor (or its affiliates or its permitted designees) loans to the Corporation by deposit of funds into the Trust Account $0.03 for each public share that is not redeemed (the “Initial Loan”), and an additional (ii) $0.03 for each public share that is not redeemed by the last day of that extension period, not later than seven calendar days after the beginning of the next extension period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”) in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds

Annex A-1

from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the IPO Subunits in accordance with this Article Sixth. If the Corporation completes its initial Business Combination, it will repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Corporation does not complete a Business Combination by the Termination Date, the loans will not be repaid.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this ___ day of June, 2022.

ACKRELL SPAC PARTNERS I CO.
By:
Name:	Jason Roth
Title:	Chief Executive Officer

Annex A-2

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

ACKRELL SPAC PARTNERS I CO.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jason Roth and Stephen Cannon (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of Ackrell SPAC Partners I Co. (“Ackrell”) to be held virtually on June 21, 2022 at 10:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

TIBERIUS ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To amend the amended and restated certificate of incorporation of Ackrell SPAC Partners I Co. (“Ackrell”) to extend the date by which Ackrell has to consummate a business combination from June 23, 2022 to September 23, 2022, or such earlier date as the Board of Directors may determine.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To adjourn the special meeting of Ackrell stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2022

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~